Exhibit 10.2

                          THIRD AMENDMENT TO AGREEMENT


          This Third Amendment made as of March 1, 2005, to Employment Agreement dated May 21, 1996, is made between AMERICAN LOCKER GROUP INCORPORATED, a Delaware corporation (the "Company") and ROY J. GLOSSER, an individual residing in Jamestown, New York (the "Executive").

                                   WITNESSETH:

          WHEREAS, the Company and the Executive are parties to an Employment Agreement dated May 21, 1996, as amended (the "Agreement").

          WHEREAS, the parties hereto wish to amend the Agreement to make certain changes as set forth herein.

          NOW THEREFORE, for good and valuable consideration and intending to be bound hereby, the parties hereto agree as follows:

               1. Section 3(a) is amended effective March 1, 2005 to delete "$14,763 per month" and to insert in lieu thereof "$11,072 per month";

               2. Except as expressly set forth herein, the Agreement shall remain unamended and in full force and effect.

          WITNESS the due execution hereof.


                                    COMPANY:

                                    AMERICAN LOCKER GROUP INCORPORATED


                                    By  /s/ Edward F. Ruttenberg
                                        ----------------------------------------
                                    Title:  Chairman and Chief Executive Officer


                                    EXECUTIVE:

                                    /s/ Roy J. Glosser
                                    ----------------------------------------
                                         Roy J. Glosser